Exhibit 99.1

SEPARATION AGREEMENT AND GENERAL RELEASE

This Separation Agreement and General Release, dated February 20, 2008 (this “Agreement”), is hereby entered into by and between Steven S. Boss, an individual (“Executive”), and Commerce Energy Group, Inc., a Delaware corporation, on behalf of itself and all of its subsidiaries (collectively, the “Company”).

Recitals

A.            Executive has been employed by the Company pursuant to an Employment Agreement by and between the Company and Executive effective as of August 1, 2005, as amended by Amendment No. 1 to such Employment Agreement dated January 25, 2007 (collectively, the “Employment Agreement”), and currently is serving as Chief Executive Officer of the Company, and as Chief Executive Officer and other officer positions with the Company’s subsidiaries;

B.            Executive is currently serving as a director of the Company and its subsidiaries.

C.            Executive’s employment and service as an officer and as a director with the Company and any of its parents, direct or indirect subsidiaries, affiliates, divisions, or related entities (collectively referred to herein as the “Company and its Related Entities”) will be ended on the terms and conditions set forth in this Agreement.

Agreement

In consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1.             Effective Date. Except as otherwise provided herein, this Agreement shall be effective on the eighth day after it has been executed by both of the parties (the “Effective Date”).

2.             End of Employment /End of Service as a Director.  Executive resigned his employment and service as an officer and a director with the Company and its Related Entities, effective as of 5:00 p.m. Pacific Time, on February 20, 2008 (the “Termination Date”).

3.             Continuation of Benefits After the Termination Date.  Except as expressly provided in this Agreement or in the plan documents governing the Company’s employee benefit plans, after the Termination Date, Executive will no longer be eligible for, receive, accrue, or participate in any other benefits or benefit plans provided by the Company and its Related Entities, including, without limitation, medical, dental and life insurance benefits, and the Company’s 401(k) retirement plan; provided, however, that nothing in this Agreement shall waive Executive’s right to any vested amounts in the Company’s 401(k) retirement plan, which amounts shall be handled as provided in the plan.

4.             Payments Upon Termination.  Executive will be entitled to receive payment of the following:  (i) all earned but unpaid compensation (including accrued unused vacation) through the Termination Date, payable on or before February 22, 2008; and (ii) reimbursement, made in accordance with Section 4(f) of the Employment Agreement, of any monies advanced or incurred by Executive in connection with his employment for reasonable and necessary Company-related expenses incurred on or before the Termination Date.  The provisions of this Agreement shall not waive or terminate any rights to indemnification Executive may have under the Company’s Certificate of Incorporation, Second Amended and Restated Bylaws or separate indemnification agreement, as applicable.

5.             Medical Insurance. Executive will be entitled to retain his group health coverage as of the Termination Date pursuant to COBRA for thirteen months (13) months following the Termination Date paid for by the Company.

6.             Severance Payment. In return for Executive’s promises in this Agreement, the Company will provide Executive with a severance payment of an amount equal to the Base Salary Executive would have earned over the thirteen (13) months following the Termination Date (less necessary withholdings and authorized deductions) at his Base Salary rate as of the Termination Date (“Severance Payment”), payable in a lump sum within one business day after the Effective Date by wire transfer at a bank account number to be specified by Executive to the Company by the Effective Date.

7.             Effect of Revocation or Subsequent Employment.

(a)           If Executive properly revokes this Agreement in accordance with Section 17 below, Executive shall not be entitled to receive the payments and benefits under Sections 5 and 6 above.

(b)           If Executive accepts any employment not prohibited by Section 21, below, any time prior to the expiration of the Severance Period, the Company’s obligation to reimburse premiums for insurance coverage under COBRA or otherwise will be extinguished as of the date Executive begins receiving coverage under the group health plan of Executive’s new employer.  If Executive accepts employment prohibited by Section 21, below, the Company’s obligation to pay premiums for insurance under COBRA or otherwise will be immediately extinguished, and the other remedies specified in Section 22, below, shall apply.

8.             Repurchase of Restricted Shares. Executive acknowledges that he has been issued 75,000 shares of restricted common stock of the Company which are subject to a right to repurchase held by the Company (the “Restricted Shares”).  The parties agree that Commerce has exercised its right to repurchase all of the Restricted Shares pursuant to that certain Restricted Stock Agreement by and between Executive and the Company dated August 1, 2005, as amended by Amendment No. 1 to such agreement dated January 25, 2007 (the “Commerce Restricted Stock Agreement”) and has hereby repurchased the Restricted Shares, allocating a portion of the Severance Payment as payment in full for the Restricted Shares. As a condition precedent to the Company’s execution of this Agreement, Executive’s spouse shall execute a spousal consent in the form attached hereto as Exhibit A consenting to the sale of the Restricted Shares as specified in this Agreement.

9.             Purchase of Shares.

(a)           The Company will purchase 166,000 of the Shares (the “Acquired Shares”) at the price of $1.26 per share for a total purchase price of $209,160.00 (the “Total Purchase Price”).  The Total Purchase Price shall be paid one business day after the Effective Date by wire transfer at a bank account number to be specified by Executive to the Company by the Effective Date.

(b)           In connection with the sale of the Acquired Shares to the Company, Executive hereby represents and warrants to the Company that (i) Executive is, and on the Effective Date will be, the record owner of the Acquired Shares and has, and on the Effective Date will have, good and marketable title thereto, with full right and power to transfer and sell the Acquired Shares to Commerce in accordance with this Agreement, free and clear of all liens, pledges, security interests, claims, charges, restrictions, prior assignments and encumbrances of any nature whatsoever, other than restrictions which arise under the securities laws; and (ii) as of the date Executive executes this Agreement, and as of the Effective Date, the sale of the Acquired Shares to the Company does not, and will not, violate any other restriction of any kind or character to which Executive is subject.  As a condition precedent to the Company’s execution of this Agreement, Executive’s spouse shall execute a spousal consent in the form attached hereto as Exhibit A consenting to the sale of the Acquired Shares as specified in this Agreement.  Executive acknowledges that the Company and Paul, Hastings, Janofsky & Walker, LLP (“Paul Hastings”), counsel to the Company, will rely on the truth and accuracy of the representations of Executive and Executive’s spouse in connection with the transactions contemplated by this Agreement, all documents related to this Agreement and, with respect to Paul Hastings, its opinion to the transfer agent to the Company, if necessary.  The Executive agrees to advise the Company and Paul Hastings no later than the Effective Date if the foregoing representations and warranties relating to the Acquired Shares become inaccurate or incomplete in any respect.

10.           Acknowledgement of Total Compensation and Indebtedness. Executive acknowledges and agrees that the cash payments under Sections 4 through 6 extinguish any and all obligations for monies, or other compensation or benefits that Executive claims or could claim to have earned or claims or could claim is owed to him as a result of his employment by the Company and its Related Entities through the Termination Date, under the Employment Agreement or otherwise.  Notwithstanding the foregoing, the parties acknowledge and agree that the provisions of this Section 10 shall not terminate any rights to payments Executive may have, and to any indemnification Executive may have under the Company’s Certificate of Incorporation, Second Amended and Restated Bylaws or separate indemnification agreement, as applicable.

11.           Tax Consequences. Executive acknowledges, represents and warrants that (a) the Company has not made any representations to him about, and that he has not relied upon any statement in this Agreement with respect to, any individual tax consequences that may arise by virtue of any payment provided under this Agreement and/or his exercise of any stock options, including, but not limited to, the applicability of Section 409A of the Internal Revenue Code; (b) Executive has independently determined, based on the advice of his tax counsel, that the payments under this Agreement do not constitute deferred compensation within the meaning of Section 409A; (c) Executive shall be solely responsible for the satisfaction of any taxes imposed under Section 409A (including employment taxes imposed on employees and penalty taxes on nonqualified deferred compensation), and neither the Company nor its employees, directors, or their agents shall have any obligation to hold Executive harmless from any or all of such taxes; and (d) Executive shall indemnify and hold Company harmless from any liability it may incur on account of such taxes.

12.           Voting and Standstill Agreement. Executive shall sign the Voting and Standstill Agreement attached hereto as Exhibit B.  Executive’s obligations under the Voting and Standstill Agreement shall be cancelled if Executive revokes certain Sections of this Agreement as provided in Section 17, below.

13.           Status of Related Agreements and Future Employment.

(a)           Agreements Between Executive and the Company. The Executive and the Company agree that, in addition to this Agreement, (i) the Employment Agreement; (ii) the Indemnification Agreement dated August 1, 2005 (the “Commerce Indemnification Agreement”); (iii) the Commerce Restricted Stock Agreement; and (iv) the Stock Option Agreement dated August 1, 2005 (the “Commerce Stock Option Agreement”) are the only other executed agreements between the Company and Executive relating to Executive’s employment.

(b)           Employment Agreement. The parties agree that the Employment Agreement shall be terminated as of the Termination Date. Notwithstanding the termination of the Employment Agreement, Executive acknowledges that the duties and obligations set forth in Section 6 of the Employment Agreement (in addition to other sections of the Employment Agreement) extend beyond the Termination Date.  In the event that any provision of this Agreement conflicts with Section 6 of the Employment Agreement, the terms and provisions of the section(s) providing the greatest protection to the Company and its Related Entities shall control.

(c)           Indemnification Agreement. Notwithstanding the termination of the Employment Agreement or any provision of this Agreement, Executive and the Company acknowledge and agree that the Commerce Indemnification Agreement shall remain in full force and effect in accordance with its terms, as such agreement would apply to a person who is no longer an employee, agent, officer or director of the Company.

(d)           Stock Option Agreement. Executive and the Company acknowledge and agree that the Commerce Stock Option Agreement shall remain in full force and effect in accordance with its terms after the Termination Date.  Executive acknowledges Section 4 of the Commerce Stock Option Agreement relating to the expiration and termination of options subject to such agreement.

(e)           Termination of the Restricted Stock Agreement. The parties agree that the Commerce Restricted Stock Agreement shall be terminated as of the Termination Date.

14.           Release by Executive. Except for any obligations or covenants of the Company pursuant to this Agreement and as otherwise expressly provided in this Agreement, Executive, for himself and his heirs, executors, administrators, assigns, successors and agents (collectively, the “Executive’s Affiliates”) hereby fully and without limitation releases and forever discharges the Company and its Related Entities, and each of their respective agents, representatives, stockholders, owners, officers, directors, employees, consultants, attorneys, auditors, accountants, investigators, affiliates, successors and assigns (collectively, the “Company Releasees”), both individually and collectively, from any and all waivable rights, claims, demands, liabilities, actions, causes of action, damages, losses, costs, expenses and compensation, of whatever nature whatsoever, known or unknown, fixed or contingent, which Executive or any of Executive’s Affiliates has or may have or may claim to have against the Company Releasees by reason of any matter, cause, or thing whatsoever, from the beginning of time to the Effective Date (“Claims”), including, without limiting the generality of the foregoing, any Claims arising out of, based upon, or relating to the recruitment, hiring, employment, relocation, remuneration, investigation, or termination of Executive by any of the Company Releasees, Executive’s tenure as an employee and/or an officer of any of the Company Releasees, any agreement or compensation arrangement between Executive and any of the Company Releasees (including, without limitation, the Employment Agreement), or any act or occurrence in connection with any actual, existing, proposed, prospective or claimed ownership interest of any nature of Executive or Executive’s Affiliates in equity capital or rights in equity capital or other securities of any of the Company Releasees, to the maximum extent permitted by law.  Executive specifically and expressly releases any Claims arising out of or based on: the California Fair Employment and Housing Act, as amended; Title VII of the Civil Rights Act of 1964, as amended; the Americans With Disabilities Act; the Sarbanes-Oxley Act of 2002; the National Labor Relations Act, as amended; the Equal Pay Act; the Employee Retirement Income Security Act; the California Unfair Competition Act; any provision of the California Labor Code; the California common law on fraud, misrepresentation, negligence, defamation, infliction of emotional distress or other tort, breach of contract or covenant, violation of public policy or wrongful termination; state or federal wage and hour laws; or any other state or federal law, rule, or regulation dealing with the employment relationship or operating a publicly held business.  Nothing contained in this Section 14 or any other provision of this Agreement shall release or waive any right that Executive has to indemnification and/or reimbursement of expenses by the Company and its Related Entities with respect to which Executive may be eligible as provided in California Labor Code Section 2802, the Company and its Related Entities’ Certificates of Incorporation, Bylaws and any applicable directors and officers, errors & omissions, umbrella or general liability insurance policies, or any indemnification agreements;

claims for vested retirement benefits; nor does it prevent Executive from cooperating in an investigation by the Equal Employment Opportunity Commission (“EEOC”).

15.           Waiver of Civil Code Section 1542.

(a)           Executive understands and agrees that the release provided herein extends to all Claims released above whether known or unknown, suspected or unsuspected, which may be released as a matter of law. Executive expressly waives and relinquishes any and all rights he may have under California Civil Code Section 1542, which provides as follows:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

(b)           Executive expressly waives and releases any rights and benefits which he has or may have under any similar law or rule of any other jurisdiction. It is the intention of each party through this Agreement to fully, finally and forever settle and release the Claims as set forth above.  In furtherance of such intention, the release herein given shall be and remain in effect as a full and complete release of such matters notwithstanding the discovery of any additional Claims or facts relating thereto.

16.           Release of Federal Age Discrimination Claims by Executive. Executive hereby knowingly and voluntarily waives and releases all rights and claims, known or unknown, arising under the Age Discrimination In Employment Act of 1967, as amended, which he might otherwise have had against the Company or any of the Company Releasees regarding any actions which occurred prior to the date that Executive signed this Agreement, except that Executive is not prevented from cooperating in an investigation by the EEOC or from filing an EEOC charge other than for personal relief.

17.           Rights Under the Older Worker Benefit Protection Act.  In accordance with the Older Worker Benefit Protection Act, Executive hereby is advised of the following:

(a)           Executive has the right to consult with an attorney before signing this Agreement and is encouraged by the Company to do so;

(b)           Executive has twenty-one (21) days from his receipt of this Agreement to consider it; and

(c)           Executive has seven (7) days after signing this Agreement to revoke his waivers, acknowledgements and releases in Section 10, 14, 15 and 16 of this Agreement (which must be revoked in their entirety and as a group), and those waivers, acknowledgements and releases (as a group) will not be effective until that revocation period has expired without exercise.  Executive agrees that in order to exercise this right to revoke, he must do so in a signed writing delivered to the Company’s Chief Executive Officer before the close of business on the seventh calendar day after he signs this Agreement.

18.           Confidentiality of Agreement. After the execution of this Agreement by Executive, neither Executive, his attorney, nor any person acting by, through, under or in concert with them, shall disclose any of the terms of or amount paid under this Agreement (other than to state that the Company has filed this Agreement and/or agreements related thereto as public documents) or the negotiation thereof to any individual or entity; provided, however, that the foregoing shall not prevent such disclosures by Executive to his attorney, tax advisors and/or immediate family members, or as may be required by law.

19.           No Filings. Executive represents that he has not filed any waivable lawsuits, claims, charges or complaints against the Company or the other Company Releasees with any local, state or federal agency or court from the beginning of time to the date of execution of this Agreement; that he will not do so at any time hereafter based upon events prior to the date of execution of this Agreement; and that, if any such agency or court ever assumes jurisdiction over any such lawsuit, claim, charge or complaint and/or purports to bring any legal proceeding, in whole or in part, on behalf of Executive based upon events occurring prior to the execution of this Agreement, Executive will request such agency or court to withdraw from and/or to dismiss the lawsuit, claim, charge or complaint with prejudice.  It shall not be a breach of this Section 19 for Executive to testify truthfully in any judicial or administrative proceeding.

20.           Confidential and Proprietary Information. Executive acknowledges that certain information, observations and data obtained by him during the course of or related to his employment with the Company and its Related Entities (including, without limitation, projection programs, business plans, business matrix programs (i.e., measurement of business), strategic financial projections, certain financial information, shareholder information, product design information, marketing plans or proposals, personnel information, customer lists and other customer information) are the sole property of the Company and its Related Entities and constitute Proprietary Information as defined in Section 6 of the Employment Agreement.  Executive represents and warrants that he has returned all files, customer lists, financial information and other property of the Company and its Related Entities that were in Executive’s possession or control without retaining copies thereof.  Executive further represents and warrants that he does not have in his possession or control any files, customer lists, financial information or other property of the Company and its Related Entities. In addition to his promises in Section 6 of the Employment Agreement, Executive agrees that he will not disclose to any person or use any such information, observations or data without the written consent of the Chief Executive Officer or Board of Directors of the Company.  If Executive is served with a deposition subpoena or other legal process calling for the disclosure of such information, or if he is contacted by any third person requesting such information, he will notify the Company’s Chief Executive Officer as soon as is reasonably practicable after receiving  notice and will reasonably cooperate with the Company and its Related Entities in minimizing the disclosure thereof.

21.           Prohibited Activities.

(a)           Non-Solicitation, Non-Interference. Executive agrees that for the thirteen (13) months following the Termination Date (the “Severance Period”) he will not induce or attempt to induce any then existing employee or contractor to leave their employment with or service to the Company (including affiliates), or to employ or seek to employ any such person who was employed by or a consultant to the Company during the preceding three (3) months, provided that the latter restriction shall not apply with respect to any person involuntarily terminated by the Company, and provided further that this exception shall not release any such person from his/her obligations to the Company (including affiliates).

(b)           Non-Competition. Executive agrees that during the term of the Severance Period, he will not, without the Company’s prior written consent, directly or indirectly, be employed by, be connected with, lend his name to or have an interest of any kind in, whether as an employee, consultant, officer, director, partner, stockholder, joint venturer, or otherwise, any person or entity owning, managing, controlling, operating, or otherwise participating or assisting in a Restricted Business.  For purposes of this Agreement, Restricted Business is defined as electric retail aggregation.  Executive’s agreement not to engage in any Restricted Business during the Severance Period covers any county (or comparable governmental unit) of any state in which the Company is conducting or specifically planning to conduct business or producing, marketing, distributing or selling any of its products or services; provided, however, that the foregoing is not intended to prevent Executive from being a stockholder of less than one percent of the issued and outstanding securities of a corporation which has a class of securities publicly traded on an exchange, in The Nasdaq Stock Market or in the over-the-counter market.

(c)           Scope of Restrictions. Executive agrees that the restrictions in Subsections (a) and (b), above, are reasonable and necessary to protect the Company’s trade secrets and that they do not foreclose Executive from working in the electric or gas aggregation industry generally or for any employer outside of the United States, but only from working for key competitors in the United States that will necessarily place the Company’s trade secrets at the greatest risk of use or disclosure.  To the extent that any of the provisions in this Section 21 are held to be overly broad or otherwise unenforceable at the time enforcement is sought, Executive agrees that the provision shall be reformed and enforced to the greatest extent permissible by law.  Executive further agrees that if any portion of this Section 21 is held to be unenforceable, that the remaining provisions of it shall be enforced as written.

22.           Remedies. Executive acknowledges that any unfair competition or misuse of trade secret or Proprietary Information belonging to the Company and its Related Entities, or any violation of Section 6 of the Employment Agreement, and any violation of Sections 18, 20 and 21 of this Agreement, will result in irreparable harm to the Company and its Related Entities, and therefore, the Company and its Related Entities shall, in addition to any other remedies, be entitled to immediate injunctive relief.  To the extent there is any conflict between Section 6 of the Employment Agreement and this

Section 22, the provision providing the greatest protection to the Company and its Related Entities shall control. In addition, in the event of a breach of any provision of this Agreement by Executive, including Sections 18, 20 and 21, Executive shall forfeit, and the Company and its Related Entities may cease providing any further benefits under Sections 5 and 6 above.

23.           Cooperation Clause.

(a)           To facilitate the orderly conduct of the Company and its Related Entities’ businesses, for the Severance Period, Executive agrees to cooperate, at no charge, with the Company and its Related Entities’ reasonable requests for information or assistance related to the time of his employment.

(b)           For the Severance Period, Executive agrees to cooperate, at no charge, with the Company’s and its Related Entities’ and its or their counsel’s reasonable requests for information or assistance related to (i) any investigations (including internal investigations) and audits of the Company and its Related Entities’ management’s current and past conduct and business and accounting practices and (ii) the Company and its Related Entities’ defense of, or other participation in, any administrative, judicial, or other proceeding arising from any charge, complaint or other action which has been or may be filed relating to the period during which Executive was engaged in employment with the Company and its Related Entities.   The Company will promptly reimburse Executive for his reasonable, customary and documented out-of-pocket business expenses in connection with the performance of his duties under this Section 23.  Except as required by law or authorized in advance by the Board of Directors of the Company, Executive will not communicate, directly or indirectly, with any third party other than Executive’s legal counsel, including any person or representative of any group of people or entity who is suing or has indicated that a legal action against the Company and its Related Entities or any of their directors or officers is being contemplated, concerning the management or governance of the Company and its Related Entities, the operations of the Company and its Related Entities, the legal positions taken by the Company and its Related Entities, or the financial status of the Company and its Related Entities.  If asked about any such individuals or matters, Executive shall say: “I have no comment,” and shall direct the inquirer to the Company.  Executive acknowledges that any violation of this Section 23 will result in irreparable harm to the Company and its Related Entities and will give rise to an immediate action by the Company and its Related Entities for injunctive relief.

24.           No Future Employment. Executive understands that his employment with the Company and its Related Entities will irrevocably end as of the Termination Date and will not be resumed at any time in the future.  Executive agrees that he will not apply for, seek or accept employment by the Company and its Related Entities at any time, unless invited to do so by the Company and its Related Entities.

25.           Golden Parachute Limitation. Executive agrees that the payments and benefits under this Agreement, and all other contracts, arrangements or programs that apply to him, shall not, in the aggregate, exceed the maximum amount that may be paid to Executive without triggering golden parachute penalties under Section 280G and related provisions of the Internal Revenue Code, as determined in good faith by the Company’s independent auditors.  If any benefits must be cut back to avoid triggering such penalties, Executive’s benefits shall be cut back in the priority order reasonably designated by the Company.  If an amount in excess of the limits set forth in this Section 25 is paid to Executive, Executive agrees to repay the excess amount to the Company upon demand.  The Company and Executive agree to cooperate with each other in connection with any administrative or judicial proceedings concerning the existence or amount of golden parachute penalties with respect to payments or benefits Executive receives.

26.           Non-disparagement.  Executive agrees not to disparage or otherwise publish or communicate derogatory statements about the Company and its Related Entities and any director, officer or manager and/or the products and services of these entities to any third party.  The Company, on behalf of itself and its Related Entities, agrees not to authorize or condone derogatory or disparaging statements about Executive to any third party, including by press release or other formally released announcement.  Neither truthful testimony in a judicial or administrative proceeding nor factually accurate statements in legal or public filings shall violate this provision.

27.           Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to principles of conflict of laws.

28.           Dispute Resolution. The parties hereby agree that all disputes, claims or controversies arising from or otherwise in connection with this Agreement (except for injunctive relief sought by either party) between them and between Executive and any of the Company’s affiliated entities and the successor of all such entities, and any director, shareholder or employee of the Company will be resolved in accordance with Section 13 of the Employment Agreement, except for its attorneys’ fee provision.

29.           Attorneys’ Fees. Except as otherwise provided herein, in any action, litigation or proceeding between the parties arising out of or in relation to this Agreement, including any purported breach of this Agreement, the prevailing party shall be entitled to an award of its costs and expenses, including reasonable attorneys’ fees.

30.           Non-Admission of Liability. The parties understand and agree that neither the payment of any sum of money nor the execution of this Agreement by the parties will constitute or be construed as an admission of any wrongdoing or liability whatsoever by any party.

31.           Severability. If any one or more of the provisions contained herein (or parts thereof), or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity and enforceability of any such provision in every other respect and of the remaining provisions hereof will not be in any way impaired or affected, it being intended that all of the rights and privileges shall be enforceable to the fullest extent permitted by law.

32.           Entire Agreement. This Agreement represents the sole and entire agreement among the parties and, except as expressly stated herein, supersedes all prior agreements, negotiations and discussions among the parties with respect to the subject matters contained herein.

33.           Waiver. No waiver by any party hereto at any time of any breach of, or compliance with, any condition or provision of this Agreement to be performed by any other party hereto may be deemed a waiver of similar or dissimilar provisions or conditions at the same time or at any prior or subsequent time.

34.           Amendment. This Agreement may be modified or amended only if such modification or amendment is agreed to in writing and signed by duly authorized representatives of the parties hereto, which writing expressly states the intent of the parties to modify this Agreement.

35.           Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original as against any party that has signed it, but all of which together will constitute one and the same instrument.

36.           Assignment. This Agreement inures to the benefit of and is binding upon the Company and its successors and assigns, but Executive’s rights under this Agreement are not assignable, except to his estate.

37.           Notice. All notices, requests, demands, claims and other communications hereunder shall be in writing and shall be deemed to have been duly given (a) if personally delivered or delivered by overnight courier; (b) if sent by telecopy or facsimile (except for legal process); or (c) if mailed by overnight or by first class, United States certified or registered mail, postage prepaid, return receipt requested, and properly addressed as follows:

If to the Company:	Commerce Energy Group, Inc.
600 Anton Boulevard, Suite 2000
Costa Mesa, California 92636
Attn: Chief Executive Officer
Fax No. (714) 481-6567

If to Executive:	Mr. Steven S. Boss
2412 Via Carrillo
Palos Verdes Estates, California 90274

Such addresses may be changed, from time to time, by means of a notice given in the manner provided above.  Notice will conclusively be deemed to have been given when personally delivered (including, but not limited to, by messenger or courier); or if given by mail, on the third business day after being sent by first class, United States certified or registered mail; or if given by Federal Express or other similar overnight service, on the date of delivery; or if given by telecopy, facsimile machine or electronic mail during normal business hours on a business day, when confirmation of transmission is indicated by the sender’s machine; or if given by telecopy, facsimile machine or electronic mail at any time other than during normal business hours on a business day, the first business day following when confirmation of transmission is indicated by the sender’s machine.  Notices, requests, demands and other communications delivered to legal counsel of any party hereto, whether or not such counsel shall consist of in-house or outside counsel, shall not constitute duly given notice to any party hereto.

38.           Miscellaneous Provisions.

(a)           The parties represent that they have read this Agreement and fully understand all of its terms; that they have conferred with their attorneys, or have knowingly and voluntarily chosen not to confer with their attorneys about this Agreement; that they have executed this Agreement without coercion or duress of any kind; and that they understand any rights that they have or may have and sign this Agreement with full knowledge of any such rights.

(b)           Both parties have participated in the drafting of this Agreement with the assistance of counsel to the extent they desired. The language in all parts of this Agreement must be in all cases construed simply according to its fair meaning and not strictly for or against any party. Whenever the context requires, all words used in the singular must be construed to have been used in the plural, and vice versa, and each gender must include any other gender. The captions of the Sections of this Agreement are for convenience only and must not affect the construction or interpretation of any of the provision herein.

(c)           Each provision of this Agreement to be performed by a party hereto is both a covenant and condition, and is a material consideration for the other party’s performance hereunder, and any breach thereof by the party will be a material default hereunder.  All rights, remedies, undertakings, obligations, options, covenants, conditions and agreements contained in this Agreement are cumulative and no one of them is exclusive of any other.  Time is of the essence in the performance of this Agreement.

(d)           Each party acknowledges that no representation, statement or promise made by any other party, or by the agent or attorney of any other party, except for those in this Agreement, has been relied on by him or it in entering into this Agreement.

(e)           Each party understands that the facts with respect to which this Agreement is entered into may be materially different from those the parties now believe to be true.  Except in the case where the existence of any additional or different facts constitutes the breach of a representation or warranty, each party accepts and assumes this risk and agrees that this Agreement and the releases in it shall remain in full force and effect, and legally binding, notwithstanding the discovery or existence of any additional or different facts, or of any claims with respect to those facts.

(f)            Unless expressly set forth otherwise, all references herein to a “day” are deemed to be a reference to a calendar day.  All references to “business day” mean any day of the year other than a Saturday, Sunday or a public or bank holiday in Orange County, California.  Unless expressly stated otherwise, cross-references herein refer to provisions within this Agreement and are not references to the overall transaction or to any other document.

(g)           Each party to this Agreement will cooperate fully in the execution of any and all other documents and in the completion of any additional actions that may be necessary or appropriate to give full force and effect to the terms and intent of this Agreement.

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EACH OF THE PARTIES ACKNOWLEDGES THAT HE/IT HAS READ THIS AGREEMENT, UNDERSTANDS IT AND IS VOLUNTARILY ENTERING INTO IT, AND THAT IT INCLUDES A WAIVER OF THE RIGHT TO A TRIAL BY JURY, AND, WITH RESPECT TO THE EXECUTIVE, HE UNDERSTANDS THAT THIS AGREEMENT INCLUDES A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.

COMPANY:	Commerce Energy Group, Inc.

	By:	/S/ DENNIS R. LEIBEL
Name: Dennis R. Leibel
	Title:	Chair, Compensation Committee

EXECUTIVE:	/S/ STEVEN S. BOSS
Steven S. Boss

Exhibit A

SPOUSAL CONSENT

The undersigned hereby acknowledges as follows:

1.             The undersigned has read (a) the Separation Agreement and General Release, dated February 20, 2008 (the “Separation Agreement”), by and among Steven S. Boss (“Boss”), Commerce Energy Group, Inc. and its subsidiaries (the “Company”).  The undersigned understands the content of the Separation Agreement and is aware that by the provisions of the Agreement, the undersigned’s spouse agrees, among other things, to transfer certain securities of the Company (the “Commerce Securities”), including the undersigned’s community property interest therein (if any).  THE UNDERSIGNED HAS BEEN ADVISED TO CONSULT WITH COUNSEL OF HER CHOOSING IN CONNECTION WITH THIS SPOUSAL CONSENT AND HAS BEEN GIVEN AMPLE OPPORTUNITY TO DO SO.  IF THE UNDERSIGNED HAS NOT CONSULTED WITH COUNSEL IN CONNECTION WITH THIS SPOUSAL CONSENT, THE UNDERSIGNED HAS KNOWINGLY AND WILLINGLY ELECTED NOT TO DO SO.

2.             The undersigned (a) consents to any such transfer or disposition of the Commerce Securities; (b) agrees that the undersigned’s spouse, Boss, shall have the sole and exclusive management power with respect to the Commerce Securities; (c) agrees that the undersigned will not effect or attempt to effect any transfer or disposition of the Commerce Securities or of any interest therein; (d) agrees and directs that the residuary clause in the undersigned’s will shall not be deemed to apply to the undersigned’s interest in the Commerce Securities; (e) agrees that if the undersigned’s spouse, Boss, is still living at the date of the undersigned’s death, the undersigned will not make any specific bequest of the undersigned’s community property interest (if any) in the Commerce Securities in any manner which would deprive the undersigned’s spouse, Boss, of the sole and exclusive management power (either individually or as trustee) with respect to the Commerce Securities; and (f) agrees that any bequests made by the undersigned in contravention of the above requirements shall be null and void.

3.             Should the spouse of the undersigned, Boss, die and bequeath to the undersigned any interest in the Commerce Securities in such a manner that no probate is required with respect thereto, or should the applicable probate laws relating to the community property interest (if any) of the undersigned in the Commerce Securities provide, upon the death of the undersigned’s spouse, that the undersigned is entitled to a portion of the Commerce Securities without such portion being subject to probate, or should the undersigned acquire any interest in the Commerce Securities during the undersigned’s spouse’s life by reason of any agreement, court order, judgment or decree, or for any reason whatsoever, then the undersigned further agrees that the undersigned shall perform all of the obligations of the undersigned’s spouse, Boss, imposed under the Agreements.

4.             The undersigned shall perform any further acts and execute and deliver any further documents or procure any court orders which may be reasonably necessary or requested by the Company to carry out the provisions of this Spousal Consent.

SPOUSE OF STEVEN S. BOSS

Name:	Elena Boss

Address: 2412 Via Carrillo
Palos Verdes Estates, California 90274

Date:	February 20, 2008

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Exhibit B

VOTING AND STANDSTILL AGREEMENT

This Voting and Standstill Agreement, dated February 20, 2008 (“Agreement”), is entered into by and between Steven S. Boss (the “Stockholder”) and Commerce Energy Group, Inc., a Delaware corporation (“Commerce”).

Recitals

WHEREAS, as of the date hereof, the Stockholder and Commerce are entering into a Separation Agreement and General Release (the “Settlement Agreement”) in connection with the Stockholder’s resignation as an employee and an officer and director of Commerce and any of its parents, direct or indirect subsidiaries, Affiliates, divisions or related entities (collectively referred to herein as “Commerce and its Related Entities”);

WHEREAS, the execution and delivery of this Agreement in form and substance satisfactory to Commerce, with respect to certain voting, standstill and other matters is a material inducement to Commerce’s willingness to enter into the Settlement Agreement.

NOW THEREFORE, in consideration of the premises and the mutual covenants herein set forth, the parties agree as follows:

Article 1

Shares Subject to Agreement

The shares of common stock, par value $0.001 per share, of Commerce (“Common Stock”) subject to this Agreement are all shares of Common Stock beneficially owned as of the date of this Agreement, together with any other shares of voting capital stock of Commerce acquired by the Stockholder after the date of this Agreement, whether pursuant to the exercise of any convertible security beneficially held by the Stockholder or otherwise (collectively referred to herein as the “Shares”).

Article 2

Representations and Warranties of the Stockholder

The Stockholder represents and warrants to Commerce as follows:

2.1           Authorization, etc.  The Stockholder has the requisite power, authority and legal capacity to execute, deliver and perform and to consummate the transactions contemplated by this Agreement.  The Stockholder has duly executed and delivered this Agreement.  This Agreement constitutes the legal, valid and binding obligations of the Stockholder, enforceable against the Stockholder in accordance with its terms, except as such enforcement may be limited by any applicable bankruptcy, insolvency, moratorium or similar law affecting creditors’ rights generally.

2.2           No Conflicts; Consents.  The execution, delivery and performance by the Stockholder of this Agreement and the consummation of the transactions contemplated by this Agreement do not conflict with, contravene, result in a violation or breach of or default under (with or without the giving of notice or the lapse of time or both), or give rise to a claim or right of termination, amendment, modification, vesting, acceleration or cancellation of any right or obligation or loss of any material benefit under any Law applicable to the Stockholder or any material contract, agreement, or instrument to which the Stockholder is a party.  No Consent of any Governmental Authority or other person is required to be obtained by the Stockholder in connection with the execution and delivery by the Stockholder of this Agreement.

2.3           The Shares.  The Stockholder has the sole right to vote the Shares held by him, and none of the Shares is subject to any agreement, arrangement or restriction with respect to the voting of such Shares, except as contemplated by this Agreement or by the Settlement Agreement and the transactions contemplated thereby.

Article 3

Covenants of the Stockholder

3.1           Voting for Directors of Commerce.  From the date of this Agreement and continuing until April 1, 2009 (the “Termination Date”), the Stockholder hereby agrees that, at any meeting of the stockholders of Commerce, however called, or in connection with any written consent of the stockholders of Commerce, the Stockholder shall vote (or cause to be voted) the Shares in favor of the directors nominated by the Board of Directors of Commerce (the “Board”) in any election of directors of Commerce.  On matters not involving the election of directors of the Board, the Stockholder agrees as follows: (a) subject to this Agreement, to vote all shares of voting capital stock of Commerce held by him in the manner recommended by the Board to the other stockholders of Commerce; (b) not to call or support anyone else in seeking to call, any special meeting of stockholders of Commerce, or encourage any other Person to do so; (c) not to seek to remove or support anyone else in seeking to remove, without cause, any members of the Board, or encourage any other Person to do so; (d) not to submit or support anyone else in seeking to submit any shareholder proposal as defined under Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended; and (e) not to publicly announce that the Stockholder is seeking a waiver of any of the provisions of this Section 3.1.  The Stockholder also agrees not to nominate or recommend a candidate for election to the Board.  The Stockholder will cause its respective Affiliates (excluding Commerce and its Related Entities) to be bound by the provisions of this Section 3.1.

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3.2           Standstill.  From the date of this Agreement and continuing until the Termination Date, except pursuant to a negotiated transaction approved by the Board, the Stockholder and its Affiliates will not, in any manner, directly or indirectly:

(a)           make, effect, initiate, cause or participate in (A) any acquisition of beneficial ownership of any securities of Commerce and its Related Entities, (B) any acquisition of any assets of Commerce and its Related Entities, (C) any tender offer, exchange offer, merger, business combination, recapitalization, restructuring, liquidation, dissolution or extraordinary transaction involving Commerce and its Related  Entities, or involving any securities or assets of Commerce and its Related Entities or (D) any “solicitation” of “proxies” (as those terms are used in the proxy rules of the Securities and Exchange Commission) or consents with respect to any securities of Commerce;

(b)           form, join or participate in a “group” (as defined in the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder), pooling agreement, syndicate or voting trust with respect to the beneficial ownership of any securities of Commerce, or otherwise act in concert with another stockholder of securities of Commerce for the purpose of acquiring, holding, voting or disposing of Commerce’s securities;

(c)           act, alone or in concert with others, to seek to control or influence the management, Board or policies of Commerce;

(d)           take any action which might force Commerce to make a public announcement regarding any of the types of matters set forth in clause “(a)” of this sentence;

(e)           request or propose that Commerce (or its directors, officers, employees or agents), directly or indirectly, amend or waive any provision of this Section 3.2, including this subsection (e);

(f)            agree or offer to take, or encourage or propose (publicly or otherwise) the taking of, any action referred to in clauses “(a)”, “(b)”, “(c)”, “(d)” or “(e)” of this sentence;

(g)           assist, induce or encourage any other Person to take any action referred to in clauses “(a)”, “(b)”, “(c)”, “(d)” or “(e)” of this sentence;

(h)           enter into any discussions or arrangements with any third party with respect to the taking of any action referred to in clauses “(a)”, “(b)”, “(c)”, “(d)” or “(e)” of this sentence; or

(i)            vote any capital stock of Commerce in favor of, or initiate, propose or otherwise solicit stockholders of Commerce for the approval of one or more stockholder proposals or induce or attempt to induce any other individual, firm, corporation, partnership, or other entity to initiate any stockholder proposal.

3.3           Restrictions on Resale; Lockup Agreements.  From the date hereof and continuing until the Termination Date, except as provided in the Settlement Agreement, Stockholder shall not sell or transfer the Shares other than in the manner required by, and subject to all other limitations of, Rule 144 under the Securities Act of 1933, as amended (“Rule 144”), as would be

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applicable to “affiliates” of Commerce (as defined in Rule 144).  In addition, Stockholder agrees to enter into any lock-up agreement with respect to the Shares to the extent that the executive officers (as defined under the Securities Exchange Act of 1934, as amended) of Commerce enter into such lock-up agreements.

3.4           Further Actions and Assurances.  From the date hereof and continuing until the Termination Date, the Stockholder shall use all reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with Commerce in doing, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.  The Stockholder is entering into this Agreement solely in its capacity as the record holder or beneficial owner of the Shares.

3.5           Restrictive Legend.  The Stockholder agrees, within 10 days after the date hereof, to surrender to an agent of Commerce, the certificate or certificates representing the Shares, for the sole purpose of the agent affixing thereto an appropriate legend, which will include, without limitation, the following language:

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A VOTING AND STANDSTILL AGREEMENT, DATED FEBRUARY 20, 2008.  A COPY OF SUCH VOTING AND STANDSTILL AGREEMENT WILL BE FURNISHED TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS.”

3.6           Continuing Disclosure.  The Stockholder covenants that it shall promptly advise Commerce with respect to any matter hereafter arising or discovered that, if existing or known at the date of this Agreement, would have caused a statement made herein to be untrue, or that constitutes a breach or prospective breach of this Agreement.

3.7           Specific Performance.  The Stockholder acknowledges and agrees that (a) the covenants, obligations and agreements of the Stockholder contained in this Agreement relate to special, unique and extraordinary matters and (b) a violation of any of the terms of such covenants, obligations or agreements will cause Commerce irreparable injury for which adequate remedies are not available at law.  Therefore, the Stockholder agrees that Commerce shall be entitled to an injunction, restraining order or such other equitable relief (without the requirement to post bond) as a court of competent jurisdiction may deem necessary or appropriate to restrain the Stockholder from committing any violation of such covenants, obligations or agreements or to enforce specifically terms and provisions hereof.  These injunctive remedies are cumulative and in addition to any other rights and remedies Commerce may have.

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Article 4

General Provisions

4.1           Fees and Expenses.  Except as contemplated by this Agreement, all costs and expenses incurred in connection with this Agreement and the consummation of the transactions contemplated hereby shall be paid by the party incurring such expenses.

4.2           Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

4.3           Entire Agreement.  This Agreement (including the documents set forth in any Schedules hereto) contains the entire understanding of the parties with respect to the transactions contemplated hereby.

4.4           Counterparts.  This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more of the counterparts have been signed by each party and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

4.5           Notices.  All notices, consents, requests, instructions, approvals and other communications hereunder shall be in writing and shall be deemed to have been duly given (a) if personally delivered; (b) if sent by telecopy or facsimile (except for legal process); or (c) if mailed by overnight or by first class, certified or registered mail, postage prepaid, return receipt requested, and properly addressed as follows:

Commerce

600 Anton Blvd.
Suite 2000
Costa Mesa, California 92626
Attention:  Chief Executive Officer

Phone:  714-259-2500
Fax:  714-259-2501

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with a copy to:

Paul, Hastings, Janofsky & Walker LLP

695 Town Center Drive

17th Floor

Costa Mesa, California 92626

Attention: John F. Della Grotta, Esq.

Facsimile:  (714) 979-1921

Telephone:  (714) 668-6200

the Stockholder:

Steven S. Boss

2412 Via Carrillo

Palos Verdes Estates, California 90274

Such addresses may be changed, from time to time, by means of a notice given in the manner provided above.  Notice will conclusively be deemed to have been given when personally delivered (including, but not limited to, by messenger or courier); or if given by mail, on the third day after being sent by first class, certified or registered mail; or if given by Federal Express or other similar overnight service, on the date of delivery; or if given by telecopy or facsimile machine during normal business hours on a business day, when confirmation of transmission is indicated by the sender’s machine; or if given by telecopy or facsimile machine at any time other than during normal business hours on a business day, the first business day following when confirmation of transmission is indicated by the sender’s machine.  Notices, requests, demands and other communications delivered to legal counsel of any party hereto, whether or not such counsel shall consist of in-house or outside counsel, shall not constitute duly given notice to any party hereto.

4.6           Amendments; Waivers, etc.  No amendment, modification or discharge of this Agreement, and no waiver hereunder, shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the amendment, modification, discharge or waiver is sought.  Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the party granting such waiver in any other respect or at any other time.  Neither the waiver by any of the parties hereto of a breach of or a default under any of the provisions of this Agreement, nor the failure by any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges hereunder.  The rights and remedies of any party based upon, arising out of or otherwise in respect of any inaccuracy or breach of any representation, warranty, covenant or agreement or failure to fulfill any condition shall in no way be limited by the fact that the act, omission, occurrence or other state of facts upon which any claim of any such inaccuracy or breach is based may also be the subject matter of any other representation, warranty, covenant or agreement as to which there is no inaccuracy or breach.

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4.7           Cooperation.  The Stockholder and Commerce agree to take, or cause to be taken, all such further or other actions as shall reasonably be necessary to make effective and consummate the transactions contemplated by this Agreement.

4.8           Successors and Assigns.  All covenants and agreements contained herein shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

4.9           Governing Law.  This Agreement, and the rights of the parties hereto, shall be governed by and construed in accordance with the laws of the State of California as such laws apply to agreements among California residents made and to be performed entirely within the State of California.

4.10         Venue.  The parties hereby agree that all actions or proceedings arising directly or indirectly hereunder, whether instituted by the Executive or Commerce and its Related Entities, shall be litigated in courts having sites within the State of California, County of Orange, and the each of the parties hereby expressly consents to the jurisdiction of any local, state or federal court located within said state and county, and consent that any service of process in such action or proceeding may be made by personal service upon the parties wherever such parties may be located, respectively, or by certified or registered mail directed to the Executive at his/its last known address.  The parties hereby waive any objection based on forum non convenient and any objection to venue of any action instituted hereunder.

4.11         Waiver of Jury Trial.  EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OR ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE BREACH, TERMINATION OR VALIDITY OF THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.  EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4.11.

Article 5

Definitions

5.1           For purposes of this Agreement, unless otherwise specified in the Agreement, the following terms shall have the following meanings:

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Affiliate:  the “Affiliate” of a Person shall mean any other Person that directly or indirectly through one or more intermediary’s controls, is controlled by, or is under common control with such Person.

Agreement: is defined in the introductory paragraph to this Agreement.

Board: is defined in Section 3.1 of this Agreement

Commerce and its Related Entities: is defined in the recitals to this Agreement.

Common Stock: is defined in the recitals to this Agreement.

Consent: any consent, approval, waiver, agreement, license, or report or notice to, any Person.

Governmental Approval: means any consent, approval, authorization, waiver, permit, concession, franchise, agreement, license, exemption or order of, declaration or filing with, or report or notice to, any Governmental Authority.

Governmental Authority: means any federal, state, local or foreign court, legislative, executive or regulatory authority or agency.

Law: all applicable provisions of all (a) constitutions, treaties, statutes, laws (including the common law), codes, rules, regulations, ordinances or orders of any Governmental Authority, (b) Governmental Approvals and (c) orders, decisions, injunctions, judgments, awards and decrees of or agreements with any Governmental Authority.

Person: any individual, partnership, joint venture, corporation, limited liability company, trust, unincorporated organization, government or department or agency of a government.

Securities Act: the Securities Act of 1933, as amended.

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IN WITNESS WHEREOF, the Stockholder and Commerce have caused this Agreement to be duly executed with effect from the day and year first above written.

COMMERCE ENERGY GROUP, INC.

By:
Dennis R. Leibel
Chair, Compensation Committee
of the Board of Directors

STEVEN S. BOSS

[Signature page to Voting and Standstill Agreement]